UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2017 (August 4, 2017)

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street

Suite 3400

Houston, Texas 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On August 4, 2017, Crestwood Equity Partners LP (the “Partnership”) and Crestwood Equity GP LLC (the “General Partner”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC (each, a “Manager” and collectively, the “Managers”). Pursuant to the terms of the Distribution Agreement, the Partnership may sell from time to time through the Managers, as the Partnership’s sales agents, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $250,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions, to or through a market maker or directly on or through an electronic communication network, a “dark pool” or any similar market venue, or as otherwise agreed by the Partnership and one or more of the Managers. The Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-217062).

Certain of the Managers and their respective affiliates have provided, and may in the future provide, various financial advisory, sales and trading, commercial and investment banking and other financial and non-financial activities and services to the Partnership and its affiliates, for which they have received or will receive customary fees and expenses. In addition, affiliates of certain of the Managers are lenders under the revolving credit facility of Crestwood Midstream Partners LP, a subsidiary of the Partnership.

The summary of the Distribution Agreement in this report does not purport to be complete and is qualified by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated August 4, 2017, by and among the Partnership, the General Partner and the Managers named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P., relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner

Date: August 4, 2017	By:	/s/ Robert T. Halpin
Robert T. Halpin
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated August 4, 2017, by and among the Partnership, the General Partner and the Managers named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P., relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

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